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                               FIRST AMENDMENT
                         DATED AS OF DECEMBER 1, 1997
                                 TO INDENTURE
                           DATED AS OF JUNE 30,1995
                                   BETWEEN
                         GEOTEK COMMUNICATIONS, INC.
                                     AND
                IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE

         FIRST AMENDMENT, dated as of December 1, 1997, to INDENTURE, dated as of June 30, 1995 (the "Indenture"), between GEOTEK COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and IBJ SCHRODER BANK & TRUST COMPANY, a banking company organized under the laws of the State of New York, as trustee (the "Trustee").

                                   BACKGROUND:

         The parties hereto entered into the Indenture as of June 30, 1995, which governs the Company's 15% Senior Secured Discount Notes due 2005 (the "Securities"). The Company and holders of a majority of the outstanding aggregate principal amount of the Securities have agreed to amend certain provisions of the Indenture as set forth herein.

         Accordingly, the parties hereto agree as follows:

                                   AGREEMENT:

                  1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Indenture.

                  2. New Definitions. Section 1.01 of the Indenture is hereby amended to add the following new definitions in alphabetical order among the existing definitions:

                           "Assumed Obligations" has the meaning set forth in
                  Section 4.12(a).

                           "Bogen Sale" means the sale by the Company of its
                  interest in Bogen Communications International, Inc. on November 26, 1997.

                           "Bogen Sale Northeast Reinvestment Credit" means the
                  amount of the Bogen Sale Proceeds that the Company applies to the purchase of Northeast Replacement Collateral pursuant to
                  Section 4.20(f).


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                           "Bogen Sale Other Reinvestment Credit" means the
                  amount of the Bogen Sale Proceeds that the Company applies to the purchase of Other Replacement Collateral pursuant to
                  Section 4.20(f).

                           "Bogen Sale Proceeds" means the Net Cash Proceeds
                  from the Bogen Sale.

                           "Bogen Sale Reinvestment Credit" means the sum of
                  Bogen Sale Northeast Reinvestment Credit and the Bogen Sale Other Reinvestment Credit.

                           "Collateral Sale" means any Asset Sale (other than a
                  Permitted Foreign Asset Sale) involving the sale, conveyance, transfer, lease or other disposition of any Collateral (including Replacement Collateral) or any Reallocated License (other than a Permitted License Transfer).

                           "Custody Account" means the "Custody Account" as
                  defined in the Custody Account Pledge Agreement.

                           "Custody Account Collateral" means the "Collateral"
                  as defined in the Custody Account Pledge Agreement.

                           "Custody Account Pledge Agreement" means the Custody
                  Account Pledge Agreement dated as of December 1, 1997 between the Company, Geotek USA and the other Subsidiaries of the Company party thereto and the Trustee, as collateral agent for the holders of the Securities, as the same may be amended, modified or supplemented from time to time.

                           "Exempt Subsidiary" shall have the meaning set forth
                  in Section 4.18(c).

                           "GEONET System Security Agreement" means the Security
                  Agreement dated as of December 1, 1997 between the Company, Geotek USA and the other Subsidiaries of the Company party thereto, and the Trustee, as collateral agent for the holders of the Securities, as the same may be amended, modified or supplemented from time to time.

                           "Geotek USA" means Geotek USA, Inc., a Delaware
                  corporation formerly known as PowerSpectrum, Inc., which is a Wholly-Owned Subsidiary of the Company.

                           "License Holding Company" has the meaning set forth
                  in the U.S. Pledge Agreement.

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                           "License Reallocation" has the meaning set forth in
                  the U.S. Pledge Agreement.

                           "Northeast Licensed Area" has the meaning set forth

                  in the U.S. Pledge Agreement.

                           "Northeast Licenses" has the meaning set forth in
                  the U.S. Pledge Agreement.

                           "Northeast Replacement Collateral" means (i)
                  equipment and fixed assets which are acquired by the Company or Geotek USA for installation and use in any GEONET system located within the Northeast Licensed Area and which are subject to a first priority perfected Lien in favor of the Trustee under the GEONET System Security Agreement, and (ii) Licenses for the use of radio channels in the Northeast Licensed Area which are acquired and held by the License Holding Company, all of the capital stock of which is subject to a first priority perfected Lien in favor of the Trustee under the U.S. Pledge Agreement.

                           "Other Replacement Collateral" means (i) equipment
                  and fixed assets which are acquired by the Company or Geotek USA for installation and use in any GEONET system located within an area covered by a Reallocated License held by the License Holding Company (other than a Northeast License or a Releasable License) and which are subject to a first priority perfected Lien in favor of the Trustee under the GEONET System Security Agreement, and (ii) Licenses for the use of radio channels in areas in the United States other than the Northeast Licensed Area which are acquired and held by the License Holding Company, all of the capital stock of which is subject to a first priority perfected Lien in favor of the Trustee under the U.S. Pledge Agreement.

                           "Permitted Asset Sale" means any Asset Sale
                  (including the Bogen Sale, but excluding any other Collateral Sale or any Permitted Foreign Asset Sale) occurring after November 1, 1997, all or a portion of the Net Cash Proceeds of which constitute Working Capital Proceeds; provided, however, that such Working Capital Proceeds, when aggregated with the Working Capital Proceeds of all other Permitted Asset Sales, shall not exceed (i) $40,000,000 (less the amount of the Bogen Sale Reinvestment Credit, if any, that is included in the Working Capital Share of the Net Cash Proceeds from a Permitted Foreign Asset Sale), minus (ii) the aggregate amount of Indebtedness incurred by

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                  the Company or any of its Subsidiaries pursuant to Section
                  4.08(n).

                           "Permitted Foreign Asset Sale" means any Asset Sale
                  (i) that involves (A) the Capital Stock or assets of National Band Three Limited or (B) the Capital Stock or other ownership interest in, or assets of, Geotek Communications GmbH, Terrafon Bundelfunk GmbH & Co. KG or Terrafon Bundelfunk Geschaftsfuhrungsgesellschaft mbH, and (ii) all or a portion of the Net Cash Proceeds of which constitute Working Capital Proceeds; provided, however, that the Working Capital Proceeds from any Permitted Foreign Asset Sale shall be subject to the limitations set forth in Section 10.08(b).

                           "Permitted License Transfer" has the meaning set
                  forth in the U.S. Pledge Agreement.

                           "Reallocated License" has the meaning set forth in
                  the U.S. Pledge Agreement.

                           "Releasable License" has the meaning set forth in
                  the U.S. Pledge Agreement.

                           "Replacement Collateral" means Northeast Replacement
                  Collateral and Other Replacement Collateral.

                           "Security Agreement Collateral" means the
                  "Collateral" as defined in the GEONET System Security
                  Agreement.

                           "Working Capital Proceeds" means the portion of the
                  Net Cash Proceeds from any Permitted Asset Sale or Permitted Foreign Asset Sale that are applied or are designated by the Company to be applied to the working capital needs and general corporate purposes of the Company or any of its Subsidiaries, provided that (i) the Working Capital Proceeds from all Permitted Asset Sales shall not exceed in the aggregate the limit set forth in the definition of Permitted Asset Sale, and
                  (ii) the Working Capital Proceeds from any Permitted Foreign Asset Sale shall not exceed the limit set forth in the definition of Permitted Foreign Asset Sale.

                           "Working Capital Share" has the meaning set forth
                  in Section 10.08(b).

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                  3. Amended Definitions.

                           (a) The definition of "Collateral" contained in
Section 1.01 of the Indenture is hereby amended and restated to read in its entirety as follows:

                           "Collateral" means the Pledged Collateral, the
                  Intercompany Notes, the Custody Account Collateral, the Security Agreement Collateral and any other collateral to secure the obligations of the Company hereunder and under the Securities.


                           (b) The definition of "Collateral Arrangements"
contained in Section 1.01 of the Indenture is hereby amended and restated to read in its entirety as follows:

                           "Collateral Arrangements" means the Pledge
                  Agreements, the Guarantees, the Note Pledge Agreements, the Custody Account Pledge Agreement, the Security Agreements and any other liens, encumbrances, security interests or similar arrangements created hereby, described or referred to herein or therein, or otherwise contemplated by the terms hereof or thereof.

                           (c) The definition of "Permitted Liens" contained in
Section 1.01 of the Indenture is hereby amended to amend and restate clause (k) to read in its entirety as follows:

                           (k) Liens securing Indebtedness, other than
                  Indebtedness that is subordinated in right of payment to the Securities, in the aggregate principal amount of up to $20,000,000 at any time outstanding, provided that such Indebtedness is permitted to be incurred under the terms of this Indenture, and provided further that such Liens shall not cover any Collateral or any Reallocated License (other than a Releasable License following a Permitted License Transfer thereof or the Capital Stock of the entity holding a Releasable License following such a Transfer);

                           (d) The definition of "Security Agreement" contained
in Section 1.01 of the Indenture is hereby amended and restated to read in its entirety as follows:

                           "Security Agreements" means the GEONET System
                  Security Agreement and any other document pursuant to which a security interest (other than by way of a pledge) is granted hereunder, including any security interest in any cash pursuant to the Pledge Agreements.

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                  4. Limitation on Indebtedness.

                           (a) Section 4.08(n) is hereby renumbered to be
Section 4.08(p) and is amended and restated in its entirety to read as follows:

                           (p) (i) Indebtedness of the Company the proceeds of
                  which are used solely to refinance (whether by amendment, renewal, substitution, replacement, extension or refunding) Indebtedness (plus reasonable fees and expenses directly associated with such financing) of the Company or any of its Subsidiaries and (ii) Indebtedness of any Subsidiary of the Company the proceeds of which are used solely to refinance

                  (whether by amendment, renewal, substitution, replacement, extension or refunding) Indebtedness (plus reasonable fees and expenses directly associated with such financing) of such Subsidiary, in each case other than Indebtedness refinanced, redeemed or retired under clause (j), (k), (m), (n) or (o) of this Section 4.08; provided, however, that (A) the principal amount of Indebtedness incurred pursuant to this clause (p) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Board of Directors as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase, plus the amount of expenses in connection therewith and (B) in the case of Indebtedness incurred by the Company pursuant to this clause (p) to refinance Indebtedness subordinated in right of payment to the Securities, such Indebtedness (I) has an Average Life to Stated Maturity equal to or greater than the remaining Average Life to Stated Maturity of the Indebtedness being refinanced and (II) is subordinated to the Securities in the same manner and to the same extent that the Indebtedness being refinanced is subordinated to the Securities.

                  For purposes of determining compliance with this Section 4.08, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company in its sole discretion,

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                  shall classify such item of Indebtedness and only shall be required to include the amount and type of such Indebtedness in one of such clauses.

Each reference in the Indenture to Section 4.08(n) is hereby amended to refer to
Section 4.08(p).

                           (b) Section 4.08 of the Indenture is hereby further
amended to add the following clauses after clause (m) and before clause (p):

                           (n) unsecured Indebtedness of the Company or any
                  Subsidiary of the Company, in addition to that described in clauses (a) through (m) above and clause (o) below, in an aggregate principal amount outstanding at any time not exceeding (i) $40,000,000 (less the amount of the Bogen Sale Reinvestment Credit, if any, that is included in the Working Capital Share of the Net Cash Proceeds from a Permitted

                  Foreign Asset Sale), minus (ii) the Working Capital Proceeds from all Permitted Asset Sales occurring after November 1, 1997;

                           (o) unsecured Indebtedness of the Company or any
                  Subsidiary of the Company, in addition to that described in clauses (a) through (n) above, in an aggregate principal amount outstanding at any time not exceeding (i) two times the net cash proceeds received by the Company from the issuance and sale of Capital Stock (other than Redeemable Capital Stock) by the Company or any of its Subsidiaries after November 1, 1997, provided that the aggregate principal amount of Indebtedness permitted by this clause (i) shall not exceed $40,000,000, plus (ii) the net cash proceeds received by the Company from the issuance and sale of Capital Stock (other than Redeemable Capital Stock) by the Company or any of its Subsidiaries after November 1, 1997 in excess of the amount of cash proceeds utilized for purposes of incurring Indebtedness permitted by clause (i) above, provided that the aggregate principal amount of Indebtedness permitted by this clause (ii) shall not exceed $30,000,000; provided, however, that if the Capital Stock referred to in clause (i) or (ii) above is issued by a Subsidiary of the Company, then any Indebtedness based on the issuance of such Capital Stock shall be incurred only by such Subsidiary and its direct and indirect subsidiaries and not by the Company or any of its other Subsidiaries;

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                  5. Asset Sales.

                           (a) Section 4.12(a) of the Indenture is hereby
amended and restated in its entirety to read as follows:

                           (a) (i) The Company will not, and will not permit any
                  of its Subsidiaries to, make any Asset Sale (including without limitation a Permitted Asset Sale) unless (A) the Company or such Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of, and (B) at least 85% of such consideration consists of cash or Cash Equivalents or the assumption of Indebtedness of the Company or such Subsidiary or other obligations relating to such assets ("Assumed Obligations") and release from all liability on such Assumed Obligations, unless, in the case of clause (B), the remainder of such consideration consists of
                  (x) property or assets that will be owned by the Company or a Subsidiary of the Company and are to be used in a telecommunications business or related activities or services that thereafter will be conducted by the Company or such Subsidiary or (y) Capital Stock or other securities issued by a party to the transaction or an Affiliate thereof, which Capital Stock or other securities are freely tradeable and which are sold for cash within 90 days of the consummation of the Asset Sale in connection with which they were acquired, provided that any such cash (net of any expenses related to such sale or provisions for taxes payable as a result thereof) shall constitute Net Cash Proceeds from the Asset Sale for purposes of this Indenture (including without limitation
                  Section 10.08).

                                    (ii) The Company or its Subsidiary, as the
                  case may be, may, within 180 days of an Asset Sale, apply the Net Cash Proceeds therefrom (or enter into a binding agreement within such 180-day period to apply such Net Cash Proceeds within 45 days of the date of such agreement) to (A) an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of the Company and its Subsidiaries existing on the Issue Date or in businesses reasonably related thereto ("Replacement Assets") or (B) in the case of an Asset Sale by a Subsidiary of the Company, the repayment of any Indebtedness of such Subsidiary; provided, however, that so long as no Default or Event of Default has occurred and is continuing,

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               the Company or such Subsidiary, as the case may be, may apply any
               Working Capital Proceeds received from a Permitted Asset Sale to the working capital needs and general corporate purposes of the Company or any Subsidiary of the Company. Any Net Cash Proceeds from any Asset Sale (other than Working Capital Proceeds from a Permitted Asset Sale) that are not invested in Replacement Assets (or in the case of an Asset Sale by a Subsidiary of the Company used to repay Indebtedness of such Subsidiary) within the 180-day period described above shall constitute "Excess Proceeds" subject to disposition as provided in Section 4.12(b). Notwithstanding the foregoing, the application of the Bogen Sale Proceeds shall be governed by Section 4.20 and the application of the Net Cash Proceeds of a Permitted Foreign Asset Sale or a Collateral Sale (other than the Bogen Sale) shall be governed by Section 10.08.

                                    (iii) The Company will not, and will not
                  permit any of its Subsidiaries to, make any Permitted Asset Sale, a Permitted Foreign Asset Sale or a Collateral Sale if a Default or an Event of Default has occurred and is continuing.

                  6. Subsidiary Guarantees. Sections 4.18(c) and (d) of the Indenture are hereby amended and restated in their entirety to read as follows:

                           (c) To the extent that, after the date of this
                  Indenture, the Company establishes or acquires any additional wholly owned direct and indirect subsidiaries which are organized under the laws of a state of the United States or the District of Columbia and which do business in the United States, the Company shall promptly, but in no case later than 30 days after the date of such establishment or acquisition, cause each such subsidiary to jointly and severally guarantee the obligations of the Company under the Securities, this Indenture, the Pledge Agreements, the Note Pledge Agreements, the Security Agreements and any other security arrangements pursuant to a Guarantee in form and substance satisfactory to the Trustee, to the fullest extent provided herein and shall be accompanied by an Opinion of Counsel as to the enforceability thereof and such other matters as the Trustee may reasonably request. Notwithstanding the foregoing, no subsidiary of the Company (other than the Pledged Companies as defined in the U.S. Pledge Agreement and their direct and indirect Subsidiaries) shall be required to guarantee any of the above-referenced

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                  obligations if the only material assets of such subsidiary consist of Licenses and rights related thereto (including rights under license agreements with respect to such Licenses) and if all of the Capital Stock of such subsidiary is pledged to secure Indebtedness (other than Indebtedness in respect of the Securities) permitted to be incurred by the Company or one of its Subsidiaries hereunder (an "Exempt Subsidiary").

                           (d) To the extent that any wholly-owned subsidiary of
                  the Company that is organized under the laws of a state of the United States or the District of Columbia (other than Cumulous if it is not a Guarantor and other than an Exempt Subsidiary) is not required to execute and deliver a Guarantee as contemplated above, the Company hereby covenants that such subsidiary shall not engage in any business activities in the United States or hold any License. To the extent any such subsidiary engages in such business activities or holds any License at such time, the Company shall cause such business activities to be ceased promptly and/or such Licenses to be transferred (and the Company will use its best efforts to cause any Licenses to be so transferred), as soon as practicable to a Guarantor.

                  7. Bogen Sale Proceeds; Restrictions Pending License Reallocation; Quarterly Compliance Certificate. Article Four of the Indenture is hereby further amended to add the following sections after Section 4.19:

                  4.20  Application of Bogen Sale Proceeds.

                           (a) Upon the First Amendment to this Indenture
                  becoming effective, and so long as no Default or Event of

                  Default has occurred and is continuing, the Company may use up to $5,000,000 of the Bogen Sale Proceeds for the working capital needs and general corporate purposes of the Company and its Subsidiaries. The balance of the Bogen Sale Proceeds shall be deposited in the Custody Account and shall be applied as provided in this Section 4.20.

                           (b) Upon delivery to the Trustee of an Officers'
                  Certificate that (i) the License Reallocation has been approved by an order of the FCC (the finality of which is subject to the expiration of a 45-day period for objections or appeals), (ii) Hughes Network Systems, Inc. has consented to the License Reallocation, and (iii) no person has objected to the License Reallocation

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                  or attempted to intervene in the FCC proceedings relating to the License Reallocation, the Company may withdraw from the Custody Account up to an additional $5,000,000 of the Bogen Sale Proceeds for the working capital needs and general corporate purposes of the Company and its Subsidiaries.

                           (c) On or after the later of (i) February 1, 1998,
                  and (ii) the delivery of the Officers' Certificate referred to in Section 4.20(b), the Company may withdraw from the Custody Account up to an additional $4,000,000 of the Bogen Sale Proceeds for the working capital needs and general corporate purposes of the Company and its Subsidiaries.

                           (d) On or after the expiration of 45 days from the
                  date of the FCC's order approving the License Reallocation and the delivery to the Trustee of the Officers' Certificate and opinion of counsel referred to in Section 4.1.11 of the U.S. Pledge Agreement, the Company may withdraw the balance of the Bogen Sale Proceeds from the Custody Account for the working capital needs and general corporate purposes of the Company and its Subsidiaries.

                           (e) No Bogen Sale Proceeds shall be withdrawn from
                  the Custody Account for the working capital needs and general corporate purposes of the Company and its Subsidiaries if a Default or Event of Default has occurred and is continuing, and the Company shall deliver to the Trustee an Officers' Certificate to such effect at the time of any such withdrawal. Any Bogen Sale Proceeds which are applied to the working capital needs and general corporate purposes of the Company and its Subsidiaries shall constitute Working Capital Proceeds from a Permitted Asset Sale occurring after November 1, 1997.

                           (f) The Company may at any time apply all or any part
                  of the Bogen Sale Proceeds remaining in the Custody Account to purchase Replacement Collateral or to pay outstanding invoices for previously purchased Replacement Collateral, provided that not less than 33 % of the Bogen Sale Proceeds so applied shall be used to purchase Northeast Replacement Collateral or to pay outstanding invoices for previously purchased Northeast Replacement Collateral. The Company may withdraw the Bogen Sale Proceeds from the Custody Account for the purchase of (or payment of outstanding invoices for) Replacement Collateral

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                  upon delivery to the Trustee of (i) an Officers' Certificate certifying (A) the type of Replacement Collateral to be purchased (or paid for), the locations where such Collateral will be (or has been) installed or used, and the fact that such Replacement Collateral will meet the requirements of the Indenture relating to Replacement Collateral, and (B) that no Default or Event of Default has occurred and is continuing, and (ii) an opinion of independent counsel that such Replacement Collateral will be subject to a first priority perfected Lien in favor of the Trustee under the GEONET System Security Agreement or will be Licenses held by the License Holding Company, all of the capital stock of which is subject to a first priority perfected Lien in favor of the Trustee under the U.S. Pledge Agreement; provided, however, that no such opinion shall be required with respect to (A) Northeast Replacement Collateral which will be installed in jurisdictions (both state and local) containing Collateral with respect to which an opinion of independent counsel was previously furnished to the Trustee (provided that in such case the next annual Opinion of Counsel furnished to the Trustee under Section 10.02(c) shall expressly cover such newly installed Northeast Replacement Collateral), or (B) Other Replacement Collateral if the cost thereof, when added to the cost of all other Other Replacement Collateral being installed in the same state, does not exceed $1,000,000, except that if Other Replacement Collateral will be installed in a state with respect to which no opinion of independent counsel has been previously furnished to the Trustee, such opinion of independent counsel shall nevertheless be required if the cost of such Other Replacement Collateral, when added to the cost of all other Other Replacement Collateral being installed or previously installed in such state, will exceed $1,000,000; and further provided, that upon the First Amendment to this Indenture becoming effective, the Company may make an initial withdrawal of Bogen Sale Proceeds of up to $2,750,000 for the purchase of (or payment of outstanding invoices for) Other Replacement Collateral without delivering such opinion of independent counsel provided that such opinion is delivered to the Trustee within thirty (30) days thereafter. Nothing contained in this Section 4.20 shall amend or modify the obligation of the Company to furnish to the

                  Trustee the annual Opinion of Counsel required under Section 10.02(c).

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                           (g) Any Bogen Sale Proceeds that are not withdrawn
                  for working capital needs and general corporate purposes or invested in Replacement Collateral as required by this Section
                  4.20 within 18 months of the Bogen Sale shall constitute "Excess Proceeds" subject to disposition as provided in
                  Section 4.12(b) (but without regard to the $10,000,000 threshold set forth therein).

                  4.21  Restrictions Pending License Reallocation.

                           Unless and until the Company has completed the
                  License Reallocation and the Trustee has received the Officers' Certificate and opinion of counsel referred to in
                  Section 4.1.11 of the U.S. Pledge Agreement, the Company will not, and will not permit any of its Subsidiaries to, (i) use any Net Cash Proceeds from a Permitted Asset Sale or a Permitted Foreign Asset Sale for the working capital needs and general corporate purposes of the Company or any of its Subsidiaries, except as permitted by Section 4.20, (ii) incur or permit to exist any Indebtedness under Section 4.08(n) or 4.08(o) of the Indenture, or (iii) grant or permit to exist any Lien under clause (k) of the definition of Permitted Liens which, together with all other Liens granted or permitted to exist under such clause, in the aggregate secure more than $10,000,000 of Indebtedness.

                  4.22  Quarterly Compliance Certificate Regarding Custody
                        Account

                           The Company will deliver to the Trustee, within 15
                  days after the end of each fiscal quarter, a statement setting forth the following information as of the end of such fiscal quarter, in each case for the Custody Account as a whole and for the amounts in the Custody Account derived from the Bogen Sale, Permitted Foreign Asset Sales and Collateral Sales: (i) the amount in the Custody Account, (ii) any additional Net Cash Proceeds deposited in the Custody Account since the end of the prior fiscal quarter, indicating the source of such Net Cash Proceeds, (iii) any funds withdrawn from the Custody Account and the use to which such funds were applied, (iv) the total amounts withdrawn from the Custody Account to date for working capital needs and general corporate purposes, (v) the total amounts withdrawn from the Custody Account to date for investment in Northeast Replacement Collateral and Other Reinvestment Collateral, (vi) the total amounts withdrawn from the Custody Account to date for use as Excess Proceeds, (vii) the total amount


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

                  of Working Capital Proceeds generated to date by all other Permitted Asset Sales (the Net Cash Proceeds of which were not deposited in the Custody Account), and (viii) the total amount of Working Capital Proceeds generated to date by Indebtedness incurred under Section 4.08(n).

                  8. Events of Default. Section 6.01 of the Indenture is hereby amended to amend and restate clause (c) in its entirety to read as follows:

                           (c) a failure to perform or observe any other term,
                  covenant or agreement contained in the Securities, this Indenture, the Custody Account Pledge Agreement or any of the Pledge Agreements or Security Agreements (other than a default specified in clause (a) or (b) above), which failure continues for a period of 30 days after written notice thereof requiring the Company to remedy the same shall have been given (i) to the Company by the Trustee or (ii) to the Company and the Trustee by Holders of at least 25% aggregate principal amount of the Securities then outstanding; or

                  9. Release of Collateral. Section 10.03(a) of the Indenture is hereby amended to amend and restate the proviso in the second sentence of such Section as follows:

                  provided, that if such sale, conveyance or disposition constitutes an Asset Sale, the Company shall apply the Net Cash Proceeds in accordance with Sections 4.12 (Asset Sales generally), 4.20 (the Bogen Sale) and 10.08 (Permitted Foreign Asset Sales and Collateral Sales) and any such agreements, to the extent applicable.

                  10. Permitted Foreign Asset Sales; Collateral Sales. Section
10.08 of the Indenture is hereby amended and restated in its entirety to read as follows:

                           (a) The Company will not, and will not permit any of
                  its Subsidiaries to, make any Permitted Foreign Asset Sale or any Collateral Sale unless the requirements of Section 4.12(a)(i) and (iii) and this Section 10.08 are satisfied.

                           (b) The Company or its Subsidiary, as the case may
                  be, shall apply the Net Cash Proceeds from a Permitted Foreign Asset Sale as follows: (i) not less than 20% of such Net Cash Proceeds shall constitute "Excess Proceeds" (the "Excess Proceeds Share"), which the Company shall use within 30 days after such Sale to make an Asset Sale Offer in accordance with
                  Section 4.12(b) (but

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

                  without regard to the $10,000,000 threshold set forth therein); (ii) within 18 months after such Sale, the Company or such Subsidiary shall apply not less than 40% of such Net Cash Proceeds (less the amount of any Bogen Sale Reinvestment Credit) (the "Reinvestment Share") to purchase Northeast Replacement Collateral, provided that the Company may use up to $10,000,000 of the Reinvestment Share (less the amount of any Bogen Sale Other Reinvestment Credit) for investment in Other Replacement Collateral; and (iii) so long as no Default or Event of Default has occurred and is continuing, the Company or such Subsidiary may apply up to 40% of such Net Cash Proceeds (plus the amount of any Bogen Sale Reinvestment Credit) (the "Working Capital Share") to the working capital needs and general corporate purposes of the Company and its Subsidiaries; provided, however, that if the consideration for a Permitted Foreign Asset Sale does not consist entirely of cash and Cash Equivalents or the assumption of Assumed Obligations, then (x) the Working Capital Share shall be reduced (on a dollar-for-dollar basis, but not less than zero) by the amount of the consideration which is not cash or Cash Equivalents or Assumed Obligations, (y) the Excess Proceeds Share shall be increased by one-third of the amount of such reduction and the Reinvestment Share shall be increased by two-thirds of the amount of such reduction, and (z) the amount of the Reinvestment Share that would otherwise be available for investment in Other Replacement Collateral under the foregoing allocation shall be reduced by the percentage that the noncash consideration bears to the total consideration for such Sale. If within 18 months after a Permitted Foreign Asset Sale, the Company has not invested the Reinvestment Share in Replacement Collateral, the uninvested amount of the Reinvestment Share shall constitute Excess Proceeds and shall be used to make an Asset Sale Offer in accordance with Section 4.12(b) (but without regard to the $10,000,000 threshold set forth therein). The Company shall cause any noncash proceeds (including securities) from a Permitted Foreign Asset Sale to immediately become subject to a first priority perfected Lien in favor of the Trustee. If such noncash proceeds are subsequently sold for cash, the Company may, so long as no Default or Event of Default has occurred and is continuing, apply the Net Cash Proceeds from such sale to the working capital needs and general corporate purposes of the Company and its Subsidiaries; provided, however, that the amount of such Net Cash Proceeds that are applied to working capital needs and general corporate purposes, when taken together with all other Net Cash Proceeds from the Permitted Foreign Asset Sale that are so applied, shall not exceed the Working Capital Share that would have resulted if all of the consideration from such Asset Sale had been cash.

                           (c) The Company or its Subsidiary, as the case may
                  be, shall apply the Net Cash Proceeds from a Collateral Sale (other than the Bogen Sale) to the purchase of Replacement Collateral; provided, however, that if the Collateral Sale involves any Collateral which is part of or used in connection with any GEONET system located in the Northeast Licensed Area, the Net Cash Proceeds therefrom shall be applied solely to the purchase of Northeast Replacement Collateral; and provided further, that if the Collateral Sale involves the sale of a Northeast License as permitted by Section 10.08(e)(ii)(B), the cash proceeds therefrom shall be applied solely to the purchase of Licenses that will constitute Northeast Replacement Collateral. Any Net Cash Proceeds from a Collateral Sale that are not invested in Replacement Collateral as required by this Section 10.08(c) within 18 months of such Sale shall constitute "Excess Proceeds" subject to disposition as provided in Section 4.12(b) (but without regard to the $10,000,000 threshold set forth therein). Except for the use of the Bogen Sale Proceeds as permitted by Section 4.20, the Net Cash Proceeds from a Collateral Sale shall not be used for the working capital needs and general corporate purposes of the Company and its Subsidiaries. The Company shall cause any noncash proceeds (including securities) from a Collateral Sale to immediately become subject to a first priority perfected Lien in favor of the Trustee. Notwithstanding the foregoing, in the event of a sale of Collateral which is subject to a Release Condition Senior Lien (as defined in the U.S. Pledge Agreement), the application of the proceeds of such sale pursuant to this Section 10.08(c) shall be subject to the prior application of such proceeds to any Indebtedness secured by such Release Condition Senior Lien.

                           (d) Subject to the provisions of Section 10.08(e),
                  any Liens in favor of the Trustee on the assets (including stock) sold in a Permitted Foreign Asset Sale or a Collateral Sale will be released upon (i) the deposit of the Net Cash Proceeds from such Sale in the Custody Account subject to a first priority perfected Lien in favor of the Trustee, and (ii) the delivery to the Trustee of an Officers' Certificate and opinion of independent counsel that any noncash proceeds from such Sale are subject to a first priority perfected Lien in favor of the Trustee. The Net

                  Cash Proceeds shall continue to be held in the Custody Account until such Proceeds have been applied in the manner set forth in Section 10.08(b) (in the case of a Permitted Foreign Asset
                  Sale) or Section 10.08(c) (in the case of a Collateral Sale). So long as no Default or Event of Default has occurred and is continuing, the Company may withdraw such Net Cash Proceeds from the Custody Account upon its delivery to the Trustee and the custodian of (A) an Officers' Certificate certifying (1) the purpose for which the withdrawn funds will be used, (2) the amount of the requested withdrawal, (3) in the case of withdrawals for working capital needs and general corporate purposes, the total amount of Working Capital Proceeds previously withdrawn from the Custody Account and the amount of available Working Capital Proceeds remaining in the Custody Account (prior to the requested withdrawal), (4) in the case of withdrawals for investment in Replacement Collateral, the type of Collateral to be purchased, the locations where such Collateral will be installed or used, and the fact that such Replacement Collateral will meet the requirements of the Indenture relating to Replacement Collateral, and (5) that no Default or Event of Default has occurred and is continuing, and (B) in the case of withdrawals for investment in Replacement Collateral, an opinion of independent counsel that such Replacement Collateral will be subject to a first priority perfected Lien in favor of the Trustee under the GEONET System Security Agreement or will be Licenses held by the License Holding Company, all of the capital stock of which is subject to a first priority perfected Lien in favor of the Trustee under the U.S. Pledge Agreement; provided, however, that no such opinion shall be required with respect to (A) Northeast Replacement Collateral which will be installed in jurisdictions (both state and local) containing Collateral with respect to which an opinion of independent counsel was previously furnished to the Trustee (provided that in such case the next annual Opinion of Counsel furnished to the Trustee under Section 10.02(c) shall expressly cover such newly installed Northeast Replacement Collateral), or (B) Other Replacement Collateral if the cost thereof, when added to the cost of all other Other Replacement Collateral being installed in the same state, does not exceed $1,000,000, except that if

                  Other Replacement Collateral will be installed in a state with respect to which no opinion of independent counsel has been previously furnished to the Trustee, such opinion of independent counsel shall nevertheless be required if the cost of such Other Replacement Collateral, when added to the cost of all other Other Replacement Collateral being installed or previously installed in such state, will exceed $1,000,000. Nothing contained in this Section 10.08(d) shall amend or modify the obligation of the Company to furnish to the Trustee the annual Opinion of Counsel required under Section 10.02(c). The funds in the Custody Account shall not be released except pursuant to the withdrawal procedure set forth above (or in Section 4.20) or until the obligations of the Company under this Indenture and the Securities have been discharged.

                           (e) Notwithstanding any provision to the contrary
                  contained in this Indenture, the Securities, the Collateral Arrangements or any other document, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly -

                                    (i) sell, convey, transfer, lease or
                  otherwise dispose of any Collateral which constitutes part of or is used in connection with any GEONET system located within the Northeast Licensed Area, except (A) transactions in the normal and ordinary course of business for value received, (B) the disposition of obsolete assets, (C) the sale, trade-in or other disposition of such Collateral in connection with upgrades, enhancements or other modifications to such GEONET systems, and (D) the sale, conveyance, transfer, lease or other disposition of Collateral which is subject to a Release Condition Senior Lien (as defined in the U.S. Pledge Agreement); provided, however, that the proceeds of any sale, conveyance, transfer, lease or other disposition of Collateral pursuant to the exceptions in clauses (B), (C) and (D) above shall be deposited in the Custody Account subject to Section 10.08(c) and (d); or

                                    (ii) sell, convey, transfer, lease or
                  otherwise dispose of, or grant any rights or interest in, any Northeast License, except (A) the transfer of a Releasable License pursuant to a Permitted License Transfer thereof or any sale, conveyance, transfer, lease or otherwise disposition of, or grant of any rights or interest in, such Releasable Licenses following a Permitted

                  License Transfer thereof, and (B) the sale of a Northeast License to a purchaser who is not an Affiliate of the Company for consideration (which shall be not less than the Fair Market Value of such Northeast License) consisting entirely of cash and/or Licenses that will constitute Northeast Replacement Collateral; provided, however, that the cash proceeds of any sale of a Northeast License pursuant to the exception in clause (B) above shall be deposited in the Custody Account and shall be subject to Section 10.08(c) and
                  (d).

                           (f) The Company shall not withdraw any funds from the

                  Custody Account for the working capital needs and general corporate purposes of the Company or any of its Subsidiaries (except for withdrawals of the Bogen Sale Proceeds permitted by Section 4.20) unless and until the expiration of 45 days from the date of the FCC's order approving the License Reallocation and the Trustee has received the Officers' Certificate and opinion of counsel referred to in Section
                  4.1.11 of the U.S. Pledge Agreement. Thereafter, the Company's withdrawals from the Custody Account for working capital needs and general corporate purposes shall not exceed $12,000,000 in any one month or $30,000,000 in any period of three consecutive months.

                  11. Conditions Precedent. The amendment of the Indenture pursuant to this First Amendment shall not be effective unless and until each of the following conditions precedent have been satisfied:

                           (a) The Company shall have delivered the following
documents to the Trustee, in form satisfactory to the Trustee:

                                    (i) This First Amendment, duly executed by
the Company;

                                    (ii) The First Amendment to the U.S. Pledge
Agreement, duly executed by the Company, together with the stock certificates, stock powers and any other documents required to be delivered by the Company thereunder;

                                    (iii) The GEONET System Security Agreement,
which shall be substantially in the form of Exhibit A hereto, duly executed by the Company, Geotek USA and Geotek America, Inc. ("Geotek America"), together with the UCC-1 financing statements and any other documents required to be delivered by the Company, Geotek USA and Geotek America thereunder;

                                    (iv) The Custody Account Pledge Agreement,
which shall be substantially in the form of Exhibit B hereto, duly executed by the Company and Geotek USA, together with an acknowledgment and agreement of the custodian, in form and substance satisfactory to the Trustee, and any other documents required to be delivered by the Company and Geotek USA thereunder;

                                    (v) A certified copy of resolutions of the
board of directors of the Company, Geotek USA and Geotek America authorizing the execution, delivery and performance of this First Amendment, the First Amendment to the Pledge Agreement, the GEONET System Security Agreement, the Custody Account Pledge Agreement and any other documents required to be delivered by the Company, Geotek USA and Geotek America hereunder or thereunder (collectively, the "Amendment Documents");


                                    (vi) A certificate of the corporate
secretary of the Company, Geotek USA, Geotek America and the License Holding Company as to their charter documents and bylaws and (in the case of the Company, Geotek USA and Geotek America) the incumbency and signatures of their officers;

                                    (vii) Certificates from the Secretaries of
State (or comparable officials) of Delaware, Maryland, Massachusetts, New Jersey, New York, Pennsylvania, Virginia and the District of Columbia as to the good standing of Geotek USA (in all such jurisdictions) and the Company, Geotek America and the License Holding Company (in Delaware only); and

                                    (viii) An opinion of independent counsel
to the Company with respect to such matters as may be requested by the Trustee or by the Holder or Holders of at least 25% aggregate principal amount of the Securities then outstanding, including without limitation the receipt of all consents and taking of all actions required under, and the compliance with, the Indenture and the TIA, the enforceability of the Amendment Documents, the perfection and priority of the security interests granted to the Trustee under the GEONET System Security Agreement and the Custody Account Pledge Agreement, and related intellectual property and licensing issues.

                           (b) There shall not exist any Default or Event of
Default (as defined in the Indenture, as amended hereby).

                           (c) The Company shall have reimbursed the Trustee for
all fees and expenses (including reasonable legal fees) incurred by it in connection with the Amendment Documents and the transactions contemplated thereby.

                  12. Counterparts. This First Amendment may be signed in any number of counterpart copies, each of which shall constitute an original, with the same effect as if the signatures thereon and hereon were upon the same instrument.

         13. Governing Law. This First Amendment shall be construed, interpreted and governed by the laws of the State of

New York, without giving effect to the principles of conflicts of law.

                  14. No Other Amendments. Except as to the matters referred to in this First Amendment, the Indenture shall remain in full force and effect in accordance with its terms.


                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

              IN WITNESS WHEREOF, the Company and the Trustee have executed this First Amendment as of the day first written above.

                                     GEOTEK COMMUNICATIONS, INC.

                                     By:
                                        ------------------------------
                                     Name:
                                     Title:

                                     IBJ SCHRODER BANK & TRUST COMPANY,
                                       as trustee

                                     By: /s/ Stephen J. Giurlando
                                        ------------------------------
                                     Name:  Stephen J. Giurlando
                                     Title: Assistant Vice President

/u1n/woodrf/ml.geotek.amendind.1226         21449/62674


                                      20